Exhibit 10.1

RESTRICTED STOCK PURCHASE AGREEMENT

This RESTRICTED STOCK PURCHASE AGREEMENT is made, as of the date specified on the signature page hereto (the “Agreement”), by and between THE HONG KONG WINALITE GROUP LTD., a Hong Kong corporation (the “Company”), and the purchaser named on the signature page hereto (the “Purchaser”).

BACKGROUND

A.

The Purchaser is an employee, officer, director, service provider, consultant or professional advisor (any such person performing such function being referred to herein as a “Service Provider”) to the Company and/or one or more of the Company’s affiliates (collectively, the “Company Group”). In order to induce the Purchaser to remain a Service Provider to the Company Group, the Company desires to sell to the Purchaser the number of shares (the “Shares”) of the Company’s ordinary stock specified on the signature page to this Agreement at a purchase price equal to the par value of each such share of the Company’s ordinary stock as specified on the signature page hereto.

B.

The Company intends to enter into a share exchange agreement (the “Exchange Agreement”) with a United States-domiciled public reporting shell company whose securities are quoted on the over-the-counter bulletin board (the “Shell Company”). Upon consummation of the transactions contemplated by the Exchange Agreement (the “Exchange Transaction”), the Purchaser and all of the other shareholders of the Company will exchange their shares of the Company’s ordinary stock for newly-issued shares of the Shell Company’s common stock such that the shareholders of the Company, in the aggregate, will control the Shell Company and the Shell Company will own all of the issued and outstanding ordinary stock of the Company. All of the rights and obligations of the Company under this Agreement will be assigned to and assumed by the Shell Company concurrently with the Exchange Transaction.

C.

The Purchaser and other Service Providers to the Company who are signing agreements similar to this Agreement are appointing the Shareholder Representative (as defined below) as their representative and granting the Shareholder Representative a power of attorney as specified below to execute any and all documents on their behalf and to take any and all actions as may be necessary on their behalf in order to consummate the Exchange Transaction. The Shareholder Representative will also be authorized to make representations on behalf of the Purchaser and other Service Providers regarding the matters that the Purchaser is representing to the Company herein, including regarding the status of the Purchaser as a non-U.S. Person and the ability of the Company to rely on Regulation S of the United States federal Securities Act of 1933, as amended (the “Securities Act”) in connection with the transactions contemplated hereby and in connection with the Exchange Transaction.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

PURCHASE OF ORDINARY SHARES

1.1.

Purchase. Subject to the terms and conditions of this Agreement, the Company hereby sells to the Purchaser, and the Purchaser hereby purchases from the Company, the Shares, at the purchase price per Share specified on the signature page hereto (the “Per Share Price”) for the aggregate purchase price as specified on the signature page hereto.

1.2.

Delivery. The Company will promptly deliver to the Purchaser a certificate representing the Shares (issued in the Purchaser’s name), and the Purchaser is delivering to the Company on the date hereof cash or a check or other consideration acceptable to the Company or any combination thereof in the amount of the aggregate purchase price for the Shares.

2.

REPURCHASE OF SHARES UPON TERMINATION

2.1.

Repurchase of Unvested Shares; Termination. In the event of the cessation of the Purchaser’s service as a Service Provider to the Company for any reason, including, without limitation, the death or disability of the Purchaser (the “Termination”), the Purchaser will immediately return to the Company all Unvested Shares (as defined below) and the Company will be obligated to pay to the Purchaser an amount equal to the Per Share Price (as appropriately adjusted for stock splits, stock dividends, recapitalizations and consolidations) multiplied by the number of Unvested Shares. The Company will make such payment by corporate check payable to the order of the Purchaser, by wire transfer of immediately available funds to an account specified by the Purchaser or by such other means as may be mutually agreed upon by the Company and the Purchaser.

2.2.

Vesting of Shares. All of the Shares purchased by the Purchaser will initially be deemed “Unvested Shares”. Thereafter, until the occurrence of a Termination with respect to the Purchaser, the Unvested Shares will vest and thereby become “Vested Shares” in accordance with the vesting schedule attached to this Agreement.

3.

INVESTMENT REPRESENTATIONS

In connection with the acquisition of the Shares, the Purchaser represents to the Company as of the date hereof and as of the date of the closing of the Exchange Transaction as set forth below and the Purchaser agrees that, if during the period from the date hereof until the closing of the Exchange Transaction any of the representations and warranties set forth below becomes untrue or inaccurate, the Purchaser will immediately notify the Company and the Shareholder Representative in writing. The Purchaser acknowledges and agrees that all references in this Section 3 to “Shares” and to the purchase and sale transaction contemplated hereby will also be deemed to include references to the securities issuable to the Purchaser in exchange for the Shares in connection with the contemplated Exchange Transaction and the Exchange Transaction itself.

3.1.

Regulation S Compliance. The Purchaser (i) acknowledges that the certificate(s) representing or evidencing the Shares contain a customary restrictive legend restricting the offer, sale or transfer of the Shares except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, (ii) agrees that all offers and sales by the Purchaser of the Shares will be made pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or a transaction not subject to the registration requirements of, the Securities Act, (iii) represents that the offer to purchase the Shares was (and, in the case of the Exchange Transaction, the offer to exchange the shares for securities of the Shell Company to be issued in the Exchange Transaction will be) made to the Purchaser outside of the United States, and the Shareholder was, at the time of the offer and will be, at the time of the sale (and, in the case of the Exchange Transaction at the time of the exchange contemplated thereby) and is now, outside the United States, (iv) has not engaged in or directed any unsolicited offers to purchase the Shares in the United States, (v) is neither a U.S. Person nor a Distributor (as such terms are defined in Section 902(a) and 902(c), respectively, of Regulation S of the Securities Act), (vi) has purchased the Shares for its own account and not for the account or benefit of any U.S. Person, (vii) is the sole beneficial owner of the Shares and has not pre-arranged any sale with a purchaser in the United States, and (ix) is familiar with and understands the terms and conditions and requirements contained in Regulation S, specifically, without limitation, the Purchaser understands that the statutory basis for the exemption claimed for the sale of the Shares (and in the case of the Exchange Transaction the exchange of the Shares for securities of the Shell Company) would not be present if the sale (or Exchange Transaction), although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act.

3.2.

Investment. The Purchaser is acquiring the Shares to be issued to the Purchaser for investment for the Purchaser’s own account and not with the view to, or for resale in connection with, any distribution, assignment or resale within the meaning of the Securities Act or the securities law of any applicable state to others and no other person has a direct or indirect beneficial interest, in whole or in part, in such Shares. The Purchaser understands that the Shares to be issued to the Purchaser have not been and will not be registered under the Securities Act or qualified under the laws of any applicable state of the United States in reliance upon specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and in any other representations, warranties or information provided by the Purchaser to the Company under this Agreement.

3.3.

Restrictions on Transfer. The Purchaser acknowledges that the Shares to be issued to the Purchaser must be held indefinitely unless subsequently registered and qualified under the Securities Act or unless an exemption from registration and qualification is otherwise available.  In addition, the Purchaser understands that the certificate representing the Shares will be imprinted with a legend which prohibits the transfer of such Shares unless they are sold in a transaction in compliance with the Securities Act or are registered and qualified or such registration and qualification are not required in the opinion of counsel acceptable to the Company.

3.4.

No Public Market. The Purchaser understands and acknowledges that no public market now exists for any of the securities issued by the Company and that there can be no assurance that a public market will ever exist for the Shares.

3.5.

Relationship to the Company; Experience. The Purchaser either has a preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons or, by reason of the Purchaser’s business or financial experience or the business or financial experience of the Purchaser’s personal representative(s), if any, who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent, directly or indirectly, has the capacity to protect the Purchaser’s own interests in connection with the Purchaser’s acquisition of the Shares to be issued to the Purchaser hereunder. The Purchaser and/or the Purchaser’s personal representative(s) have such knowledge and experience in financial, tax and business matters to enable the Purchaser and/or them to utilize the information made available to the Purchaser and/or them in connection with the acquisition of the Shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto. The Purchaser is experienced in evaluating and investing companies such as the Company.

3.6.

The Purchaser’s Liquidity. In reaching the decision to invest in the Shares, the Purchaser has carefully evaluated the Purchaser’s financial resources and investment position and the risks associated with this investment, and the Purchaser acknowledges that the Purchaser is able to bear the economic risks of the investment. The Purchaser (i) has adequate means of providing for the Purchaser’s current needs and possible personal contingencies, (ii) has no need for liquidity in the Purchaser’s investment, (iii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period and (iv) at the present time, can afford a complete loss of such investment. The Purchaser’s commitment to investments which are not readily marketable is not disproportionate to the Purchaser’s net worth and the Purchaser’s investment in the Shares will not cause the Purchaser’s overall commitment to become excessive.

3.7.

Offer and Sale. The Purchaser understands that the offer and sale of the Shares have not been registered under the Securities Act in reliance upon exemption therefrom. The Purchaser was not offered or sold the Shares, directly or indirectly, by means of any form of general solicitation or general advertisement, including the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; or (ii) any seminar or meeting whose attendees had been invited by general solicitation or general advertising.

3.8.

Access to Data. The Purchaser acknowledges that during the course of this transaction and before deciding to acquire the Shares, the Purchaser has been provided with financial and other written information about the Company. The Purchaser has been given the opportunity by the Company to obtain any information and ask questions concerning the Company, the Shares, and the Purchaser’s investment that the Purchaser felt necessary; and to the extent the Purchaser availed himself of that opportunity, the Purchaser has received satisfactory information and answers.

3.9.

Risks. The Purchaser acknowledges and understands that (i) an investment in the Company constitutes a high risk, (ii) the Shares are highly speculative, and (iii) there can be no assurance as to what investment return, if any, there may be. The Purchaser is aware that the Company may issue additional securities in the future which could result in the dilution of the Purchaser’s ownership interest in the Company.

3.10.

Valid Agreement. This Agreement when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser which is enforceable in accordance with its terms.

3.11.

Residence. The address set forth on the signature page of this Agreement is the Purchaser’s current address and accurately sets forth the Purchaser’s place of residence.

4.

SECURITIES COMPLIANCE.

4.1.

Legends. The certificate or certificates representing the Shares (and the certificates that will represent the securities of the Shell Company issuable to the Purchaser in connection with the Exchange Transaction) will bear legends in substantially the following form (in addition to any other legend imposed by applicable blue sky laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

4.2.

Transfers. All transfers of Shares or any interest in any such Shares will be made in strict compliance with applicable state and federal securities laws.

4.3.

Warning Statement.   The Purchaser is hereby made aware of the following :

WARNING

The contents of this document have not been reviewed by any regulatory authority in Hong Kong.  You are advised to exercise caution in relation to the offer.  If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

5.

SHAREHOLDER  REPRESENTATIVE

The Purchaser hereby irrevocably constitutes and appoints, effective as of the date hereof, Percy Chin (together with his permitted successors, a “Shareholder Representative”), as the Purchaser’s true and lawful agent and attorney-in-fact to enter into any agreement in connection with the transactions contemplated by this Agreement and any transactions relating to the Exchange Transaction, to exercise all or any of the powers, authority and discretion conferred on him under this Agreement or any agreements entered into in connection with the Exchange Transaction, to waive any terms and conditions of any such agreements, to give and receive notices on their behalf and to be their exclusive representative with respect to any matter, action, undertaking, suit, claim, action or proceeding arising with respect to any transaction contemplated by any such agreements and the Shareholder Representative agrees to act as, and to undertake the duties and responsibilities of, such agent and attorney-in-fact. This power of attorney is coupled with an interest and irrevocable. The Shareholder Representative will not be liable for any action taken or not taken by him in connection with his obligations under this Agreement in the absence of his own gross negligence or willful misconduct. The Purchaser acknowledges and agrees that the Company and the Shareholder Representative, in effectuating the Exchange Transaction, will be relying upon the representations and warranties contained in Section 3 hereof. The Purchaser will immediately notify the Stockholder Representative in writing if any of the representations and warranties contained in Section 3 hereof become inaccurate in any respect. Unless so notified, the Shareholder Representative and the Company may rely on the representations and warranties contained in Section 3 hereof as being accurate and true in all respects as of the date of the closing of the Exchange Transaction. The Purchaser hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in this Clause 5 shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to therein.

6.

ASSIGNMENT

All of the rights and obligations of the Company under this Agreement will be assigned to and assumed by the Shell Company concurrently with the Exchange Transaction, and Purchaser hereby specifically consents to that assignment and assumption. The rights and obligations of the Purchaser hereunder are not assignable without the advance written consent of the Company.

7.

MISCELLANEOUS

7.1.

Amendment. This Agreement may only be amended by written agreement between the Company and the Purchaser.

7.2.

Notices. Any notice, demand, request or other communications hereunder will be in writing and will be deemed sufficient when delivered personally or sent by telegram or upon deposit in the mail, as certified, registered or first class mail, with postage prepaid, and addressed as follows: if to the Company, at its principal place of business, Attention: the President/Chief Executive Officer, and if to the Purchaser, at his address as shown on the stock records of the Company. The address to which notice is to be given hereunder may be changed from time to time by the parties entitled to notice by notice given to the other party as provided herein.

7.3.

Successors and Assigns. The rights and benefits of this Agreement will inure to the benefit of, and be enforceable by, the Company’s successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

7.4.

Further Actions. Both parties agree to execute any additional documents and take such further action as may be reasonably necessary to carry out the purposes of this Agreement.

7.5.

Shareholder Rights. Subject to the provisions of this Agreement, the Purchaser will during the term of this Agreement exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

7.6.

Injunctive Relief. The Purchaser agrees that the Company and/or other stockholders of the Company will be entitled to a decree of specific performance of the terms hereof or an injunction restraining violations of this Agreement, such right to be in addition to any of the remedies of the Company. No remedy provided herein is intended to be exclusive of any other remedy, and each and every remedy will be cumulative and will be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

7.7.

Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

7.8.

Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions will nevertheless continue in full force and effect without being impaired or invalidated in any way and will be construed in accordance with the purposes, tenor and effect of this Agreement.

7.9.

No Effect on Continued Position. Nothing contained herein will confer upon the Purchaser any right to continue as a Service Provider, and the Company reserves all rights to terminate the Purchaser’s engagement as a Service Provider for any reason whatsoever, with or without cause, subject to the terms and conditions of any valid and enforceable agreement between the Purchaser and the Company, if any.

7.10.

Expenses. Each party hereto will pay its own expenses incurred (including, without limitation, the fees of counsel) on his behalf in connection with this Agreement or any transactions contemplated by this Agreement.

7.11.

Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior and contemporaneous written or oral communications or agreements between the Company and the Purchaser regarding the subject matter hereof and no amendment or addition hereto will be deemed effective unless agreed to in writing by the parties hereto.

7.12.

Waivers. No waiver of any provision of this Agreement or any rights or obligations of any party hereunder will be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver will be effective only in the specific instance and for the specific purpose stated in such writing.

7.13.

Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts each of which will be an original and all of which together will constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

7.14.

Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party will be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have signed this Restricted Stock Purchase Agreement as of the date set forth below.

Date: ____________, 2007

THE COMPANY:	THE HONG KONG WINALITE GROUP LTD.

By: ______________________
Name:
Title:

PURCHASER:	__________________________
(Print Name Above)

__________________________
(Signature Above)

Address: __________________

__________________________

__________________________

______________________ Shares
(Number of Shares)

HK$ ______________________
(Price Per Share)

HK$ ______________________
(Aggregate Purchase Price)

[Vesting Schedule attached]

VESTING SCHEDULE

Employees

Name of Purchaser:

___________________________ (the “Purchaser”)

Number of Shares:

___________________________ (the “Shares”)

Date of Agreement:

_______________________, 2007

First Vesting Date:

March 31, 2008 (the “First Vesting Date”)

This is the vesting schedule for the Shares purchased by Purchaser pursuant to a Restricted Stock Purchase Agreement between the Purchaser and The Hong Kong Winalite Group Ltd., dated as of the date set forth above (the “Agreement”). Unless separately defined in this schedule, all capitalized terms on the Vesting Schedule have the meanings assigned to them in the Agreement.

On the date hereof, all of the Shares are Unvested Shares. Thereafter, until the occurrence of a Termination with respect to the Purchaser, five percent (5%) of the Unvested Shares will vest and thereby become Vested Shares every calendar quarter over a period of five (5) years, according to the following schedule:

Five percent (5%) of the total number of Shares will vest and become Vested Shares on the First Vesting Date and on each three-month anniversary thereafter (each, a “Vesting Date”), until all the Shares have vested or the occurrence of a Termination with respect to the Purchaser, whichever shall occur first, if and only if, on each Vesting Date:

(a)

Full-time: Purchaser has been engaged full-time as a employee of a member of the Company Group during the entire three months preceding the Vesting Date (“Vesting Period”); and

(b)

Non-competition: Purchaser has not been, at any time, directly or indirectly, a shareholder or employee of, a consultant or service provider to, or a controlling person of, any other person or entity which competes with any member of the Company Group; and

(c)

No violation of policies:  Purchaser has not violated any policies of the Company  or any member of the Company Group, as may be amended from time to time, which employs Purchaser and has not engaged in any serious misconduct in connection with his or her employment.

Counter-signature:

THE HONG KONG WINALITE GROUP LTD.

By:    ________________________________

VESTING SCHEDULE

Distributors

Name of Purchaser:

___________________________ (the “Purchaser”)

Number of Shares:

___________________________ (the “Shares”)

Date of Agreement:

_______________________, 2007

First Vesting Date:

June 30, 2008 (the “First Vesting Date”)

This is the vesting schedule for the Shares purchased by Purchaser pursuant to a Restricted Stock Purchase Agreement between the Purchaser and The Hong Kong Winalite Group Ltd., dated as of the date set forth above (the “Agreement”). Unless separately defined in this schedule, all capitalized terms on the Vesting Schedule have the meanings assigned to them in the Agreement.

On the date hereof, all of the Shares are Unvested Shares. Thereafter, until the occurrence of a Termination with respect to the Purchaser, ten percent (10%) of the Unvested Shares will vest and thereby become Vested Shares every six (6) months over a period of five (5)  years, according to the following schedule:

Ten percent (10%) of the total number of Shares will vest and become Vested Shares on the First Vesting Date, and on each six-month anniversary thereafter (each, a “Vesting Date”), until all the Shares have vested or the occurrence of a Termination with respect to the Purchaser, whichever shall occur first, if and only if, on each Vesting Date:

(a)

Full-time: Purchaser has been engaged full-time as a Distributor, or as a shareholder or employee of a Distributor, during the entire six months preceding the Vesting Date (“Vesting Period”); and

(b)

Non-competition: Purchaser has not been, at any time, directly or indirectly, a shareholder or employee of, a consultant or service provider to, or a controlling person of, any other person or entity which competes with any member of the Company Group; and

(c)

No violation of policies:  Purchaser has not violated any policies of the Company, as may be amended from time to time, which have been made known to or available to Purchaser; and

(d)

Sales volume:   Beginning with the second Vesting Date, Purchaser’s Sales Volume was at least as great during the six months ending on the Vesting Date as during the previous Vesting Period.  The Purchaser’s Sales Volume shall be determined by the Company which, in the absence of manifest error, shall be final, conclusive and binding on the parties.

“Distributor” means a person or legal entity which has a valid and binding distribution agreement in effect between such person or entity and a member of the Company Group.

“Sales Volume” means the dollar (or other applicable currency) volume of products of members of the Company Group sold by the Purchaser.

Counter-signature:

THE HONG KONG WINALITE GROUP LTD.

By:    ________________________________